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                                                                    EXHIBIT 99.2

                  NON-EMPLOYEE DIRECTORS STOCK OPTION AGREEMENT

          NON-EMPLOYEE DIRECTORS STOCK OPTION AGREEMENT, dated as of [DATE OF GRANT], 20__ (this "Agreement"), by and between INHIBITEX, INC., a Delaware corporation (the "Company"), and ___________ (the "Optionee").

                                    RECITALS:

          WHEREAS, the Company has adopted the Amended and Restated 2004 Stock Incentive Plan (the "Plan") to provide long-term performance incentives to non-employee directors of the Company who are largely responsible for the oversight, growth and protection of the business of the Company; and

          WHEREAS, the Company desires to grant to the Optionee an option (the "Option") to purchase a number of shares of the common stock, $0.001 par value, of the Company (the "Stock") pursuant to the Plan and on the terms and conditions set forth herein.

          NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Company and the Optionee hereby agree as follows:

          Section 1. Grant of Option. The Company hereby grants to the Optionee, pursuant to the Plan and on the terms and conditions set forth herein, an Option to purchase that number of shares of Stock and at the exercise price as set forth on Schedule A hereto. Except as otherwise may be provided in Sections 2 or 6, the Option hereby granted shall vest in installments as provided on Schedule A.

          Section 2. Term of the Option. Unless earlier terminated pursuant to the other provisions herein, the Option hereby granted shall terminate at the close of business on the date six (6) years from the date of this Agreement (the "Expiration Date").

          (a) In addition, at the close of business on the date the Optionee ceases to be a director of the Company for any reason whatsoever (except by reason of death, Disability or Retirement), the Option shall terminate as to that number of shares of Stock as to which the Option is not vested on that date.

          (b) If the Optionee is removed as a director of the Company for cause (as determined in accordance with applicable law) by the stockholders of the Company, the unexercised portion of the Option will terminate simultaneously with the Optionee's removal as a director.

          (c) If an Optionee voluntarily resigns as a director of the Company, or is removed by the stockholders other than for cause, or is not re-nominated or reelected as a director of the Company, then the Option may be exercised to the extent vested on the date the Optionee ceases to be a director of the Company at any time prior to the earlier of the Expiration Date and twelve (12) months after the day that the Optionee ceases to be a director of the

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Company, and any part of the Option which is not so exercised within such period shall thereupon terminate.

          (d) If the Optionee's service as a director terminates by reason of his or her death or Disability, then the vesting of the Option shall accelerate such that the Option may be exercised, as to the entire number of whole shares of Stock that are covered by the Option on the date of the Optionee's death or Disability, at any time prior to the earlier of the Expiration Date and twelve
(12) months after the date of the Optionee's death or Disability, and any part of the Option which is not so exercised within such period shall thereupon terminate. For purposes hereof, "Disability" shall mean the determination by the Committee, upon the advice of an independent qualified physician, that the Optionee has become physically or mentally incapable of fulfilling the Optionee's duties as a director, which has continued for a period of at least 180 days in any twelve-calendar-month period.

          (e) If the Optionee's service as a director terminates by reason of his or her Retirement, then the vesting of the Option shall accelerate such that the Option may be exercised, as to the entire number of whole shares of Stock that are covered by the Option on the date the Optionee ceases to be a director of the Company, at any time prior to the earlier of the Expiration Date and twenty-four (24) months after the date the Optionee ceases to be a director of the Company, and any part of the Option which is not so exercised within such period shall thereupon terminate. For purposes hereof, "Retirement" shall mean an Optionee's termination of service as a director at a time when the Optionee has served at least six (6) years on the Board of Directors.

          (f) The Administrative Body, in its absolute discretion, shall determine the effect of all matters and questions relating to the cessation of an Optionee's status as a director of the Company, including, but not by way of limitation, the question of whether a director was removed for cause.

          Section 3. Manner of Exercise.

          (a) To exercise the Option, the Optionee shall provide written notice of such exercise in the form provided in Annex 1 hereto, to the Secretary of the Company at the Company's then principal office. The notice shall specify the number of shares of Stock for which the Option is being exercised and shall be accompanied by a payment to the Company in cash or Stock or any combination thereof equal to the product of (i) the Exercise Price and (ii) the number of shares of Stock to be purchased at that time, unless the Administrative Body shall have consented to the making of other arrangements with the Optionee.

          (b) Delivery of the notice of exercise shall constitute an irrevocable election to purchase the Stock specified in the notice, and the date on which the Company receives the notice accompanied by payment in full of the exercise price for the Stock covered by the notice shall be the date as of which the Stock so purchased shall be deemed to have been issued.

          (c) An Optionee may use other Stock that the Optionee has owned for at least six (6) months as payment of all or any part of the exercise price, which stock will be valued at its Fair Market Value as of the date of exercise.


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          (d) To exercise the Option upon the Optionee's death, the persons who acquire the right to exercise the Option must prove to the Administrative Body's satisfaction that they have duly acquired the Option and that they have paid (or have provided for payment of) any taxes, such as estate, transfer, inheritance or death taxes, payable with respect to the Option or to the Stock to which it relates.

          Section 4. Transferability. This Option may be transferred by will or the laws of descent and distribution and may be exercised during the Optionee's lifetime only by the Optionee. This Option may also be transferred, without consideration, to immediate family members (i.e., children, grandchildren or spouse), to trusts for the benefit of immediate family members and to partnerships in which the only partners are immediate family members.

          Section 5. [Reserved]

          Section 6. Change of Control.

          (a) In the event of a Change of Control, notwithstanding the vesting schedule set forth on Schedule A, if the Optionee has been a director of the
Company:

               (i) For less than six (6) months on the date of the Change of Control, the Optionee shall vest as to that number of whole shares of Stock (rounding down) as is equal to thirty-three and 1/3 percent (33 1/3%) of the number of unvested shares subject to the Option.

               (ii) For six (6) months or more but less than twelve (12) months, the Optionee shall vest as to that number of whole shares of Stock (rounding down) as is equal to sixty-six and 2/3 percent (66 2/3%) of the number of unvested shares subject to the Option.

               (iii) For twelve (12) months or more, the Optionee shall vest as to that number of whole shares of Stock (rounding down) as is equal to one-hundred percent (100%) of the number of unvested shares subject to the Option.

          (b) Any shares of Stock subject to the Option that remain unvested after a Change of Control shall vest in installments as provided on Schedule A, except that "the number of shares subject to the Option" shall be the number of shares of Stock subject to the Option that remain unvested after the Change of Control, if any.

          (c) The exercise period shall extend for the remainder of the original term of this Option without giving effect to any shorter term of this Option as a result of the termination of the Optionee's term as a director (other than pursuant to removal by the stockholders for cause).

          (d) A Change of Control means and includes each of the following: (i) the acquisition, in one or more transactions, of beneficial ownership (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934 (the "Exchange Act") by any person or entity or any group of persons or entities who constitute a group (within the meaning of Section 13(d)(3) of the Exchange Act), other than (x) a trustee or other fiduciary holding securities under


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an employee benefit plan of the Company or a Subsidiary, or (y) a person who acquires such securities directly from the Company in a privately-negotiated transaction, of any securities of the Company such that, as a result of such acquisition, such person, entity or group either (A) beneficially owns (within the meaning of Rule l3d-3 under the Exchange Act), directly or indirectly, more than 35% of the Company's outstanding voting securities entitled to vote on a regular basis for a majority of the members of the Board or (B) otherwise has the ability to elect, directly or indirectly, a majority of the members of the Board; (ii) a change in the composition of the Board such that a majority of the members of the Board are not Continuing Directors; (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or
(iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of (in one or more transactions) all or substantially all of the Company's assets.

     Notwithstanding the foregoing, the preceding events shall not be deemed to be a Change of Control if, prior to any transaction or transactions causing such change, a majority of the Continuing Directors shall have voted not to treat such transaction or transactions as resulting in a Change of Control.

          (e) A Continuing Director is, as of any date of determination, any member of the Board who (i) was a member of such Board on the date which is twenty-four months prior to the date of determination or (ii) was nominated for election or elected to such Board with the affirmative vote of a majority of the Continuing Directors who were members of such Board at the time of such nomination or election.

          Section 7. Lock-Up Period. The Optionee agrees that, if so requested by the Company or any representative of the underwriters (the "Managing Underwriter") in connection with any firm commitment underwritten public offering of any securities of the Company under the Securities Act of 1933, as amended (the "Securities Act"), the Optionee shall not sell or otherwise transfer any shares of Stock or other securities of the Company (other than any securities of the Company being registered in such offering) or enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Stock, without the prior written consent of the Company and the Managing Underwriter, commencing on the initial date that securities are offered for sale under such offering and continuing for up to 180 days (the "Market Standoff Period") thereafter or such greater period, not to exceed an additional twenty (20) days, in order to permit the underwriters to issue research reports in compliance with NASD Rule 2711(f)(4). The Optionee further agrees to execute promptly such agreements as may be reasonably requested by the Managing Underwriter in connection with such offering that are not inconsistent with this Section and that are deemed reasonably necessary by such Managing Underwriter to further evidence or to give further effect hereto. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.


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          Section 8. Rights in Stock Before Issuance and Delivery. No person shall be entitled to become a stockholder of the Company, unless and until such Stock has been issued (or deemed to have been issued) to such person as fully paid Stock.

          Section 9. Conditions to Transfer. Unless the issuance of the shares of Stock upon the exercise of the Option has been registered under the Securities Act, the Administrative Body may require as a condition to the right to exercise the Option hereunder that the Company receive from the person exercising the Option representations, warranties and agreements, at the time of any such exercise, to the effect that the shares of Stock are being purchased for investment only and without any present intention to sell or otherwise distribute such shares of Stock and that such shares of Stock will not be disposed of in transactions which, in the opinion of counsel to the Company, would violate the registration provisions of the Securities Act and the rules and regulations thereunder. The certificate issued to evidence such shares of Stock shall bear appropriate legends summarizing these restrictions on the disposition thereof.

          Section 10. Entire Agreement. This Agreement and the Plan contain the entire agreement between the parties hereto with respect to the matters contemplated herein and supersede all prior agreements or understandings among the parties related to such matters.

          Section 11. Binding Effect. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon and inure to the benefit of the Company and its successors and assigns and upon the Optionee and his or her assigns, heirs, executors, administrators and legal representatives.

          Section 12. Amendment or Modification; Waiver. This Agreement may be amended, modified, superseded, canceled, renewed or extended, and the terms or covenants hereof may be waived, only by a written instrument executed on behalf of the Company (as authorized by the Administrative Body) and the Optionee.

          Section 13. Governing Law. This Agreement shall be construed and enforced in accordance with the laws of the State of Delaware, without giving effect to the principles of conflicts of law thereof.

          Section 14. Defined Terms. Capitalized terms used in this Agreement and not otherwise defined herein have the meaning ascribed to them in the Plan.

          Section 15. The Plan. The Optionee acknowledges having received a copy of the Plan. The Option herein granted is subject to all of the terms and provisions of the Plan, all of which are hereby incorporated herein by reference. In the event of any inconsistency between the provisions of this Agreement and the provisions of the Plan, the provisions of the Plan shall govern.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.


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                                        INHIBITEX, INC.


                                        By:
                                            ------------------------------------
                                        Title:
                                               ---------------------------------


                                        OPTIONEE:
                                                  ------------------------------


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                                   SCHEDULE A

Name of Optionee:                     __________________________________________

Date of Grant:                        _______, 20__

Option Exercise Price:                $____________ per share

Number of Shares Subject to Option:   __________________________________________

Vesting Terms:                        The Options shall vest as to that number
                                      of whole shares (rounding down) as is
                                      equal to [FOR INITIAL GRANT: 33 1/3 % of the number of shares subject to the Option per 12 month period of service as a director of the Company commencing on the date of grant][FOR ANNUAL GRANT: 100% of the number of shares subject to the Option on the first anniversary of the date of grant].

                                      INHIBITEX, INC.


                                      By:
                                          --------------------------------------
                                      Title:
                                             -----------------------------------


                                      OPTIONEE:
                                                --------------------------------


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                                     ANNEX 1

                          FORM OF ELECTION TO EXERCISE
                    (To be executed upon exercise of Option).

     The undersigned hereby elects to exercise the right pursuant to the Inhibitex, Inc. 2001 Non-Employee Directors Stock Option Plan, dated as of ___________, 20__, by and between Inhibitex, Inc. (the "Company") and
__________________________, to purchase _____ shares of Stock, $0.001 par value per share (the "Shares").

Choose one or more of the following options:

_____ (i)     Cash payment for __________ Shares in the amount of
              $_____________.

_____ (ii)    Payment for __________ Shares by the delivery of a certificate representing _________ shares of Company stock. The undersigned must tender a certificate representing the whole and/or fractional shares of Company stock, owned by the undersigned for at least six
              (6) months, required for payment of the Shares, accompanied by an executed stock power.

_____ (iii)   Payment for __________ Shares through a cashless exercise
              arrangement. The undersigned's broker must forward the amount of cash necessary to purchase the Shares. Such broker will receive the Shares, and will forward the net proceeds of the cashless exercise to the undersigned.

_____ (iv)    Payment for __________ Shares by attestation. The undersigned must provide a notarized statement attesting to the number of shares of Company stock, owned by the undersigned for at least six (6) months, that are intended to serve as payment for the Shares.

The undersigned requests that certificates for the Shares be registered in the name of the undersigned.

Dated: _________, 20__


                                      ------------------------------------------
                                      Optionee

                                      ------------------------------------------
                                      Social Security Number


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